UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): June 9 2008

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 9, 2008, Bakers Footwear Group, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended May 3, 2008. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of this press release contained herein is qualified in its entirety by the full text of such exhibit.

Also on June 9, 2008, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the first quarter ended May 3, 2008. The conference call transcript is furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors. Factors that could cause these conditions not to be satisfied include material declines in sales trends and liquidity, inability to satisfy debt covenants, inability to satisfy listing requirements, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K including those discussed in “Item 1. Business — Recent Developments,” “Item 1. Business — Risk Factors,” “Item 7. Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 9, 2008 the Company received a staff deficiency letter from The Nasdaq Stock Market (“Nasdaq”) informing the Company that for the previous 30 consecutive trading days the Company’s common stock had not maintained a minimum market value of publicly held shares of $5,000,000 as required for continued inclusion by Marketplace Rule 4450(a)(2). Nasdaq defines “publicly held shares” as all shares outstanding less any shares held by the Company’s officers, directors, and beneficial owners of 10% or more of the Company’s shares.

Under Marketplace Rule 4450(e)(1), the Company will have 90 calendar days, or until September 8, 2008, to regain compliance. Compliance will be regained if the aggregate market value of the Company’s publicly held shares exceeds $5,000,000 for ten consecutive trading days during this period. If compliance with this rule cannot be demonstrated by September 8, 2008, the Nasdaq staff will provide written notification that the Company’s securities will be delisted from quotation on The Nasdaq Global Market. At that time, the Company may appeal the staff’s determination to a Nasdaq Listing Qualifications Panel. The Company also has the ability to apply to transfer its securities from the Nasdaq Global Market to the Nasdaq Capital Market.

The Company intends to monitor the market value of its common stock and its ability to comply with the rule and will consider available options if its common stock does not trade at a level likely to result in the Company regaining compliance with the minimum market value of publicly held shares requirement by September 8, 2008.

On June 10, 2008, the Company issued a press release announcing the receipt of the staff deficiency letter from Nasdaq. A copy of this press release is furnished as Exhibit 99.3 hereto and is incorporated by reference herein. The description of this press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: June 12, 2008	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Vice President—Finance, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated June 9, 2008 relating to results for the first quarter of fiscal year 2008.

99.2	Transcript of conference call held on June 9, 2008.

99.3	Press release dated June 10, 2008 relating to the receipt of a staff deficiency letter from The Nasdaq Stock Market.